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                                                                    EXHIBIT 99.7

05/99                                                                     Page 1

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)
                                  SERIES 1996-C

     Pursuant to the "Pooling and Servicing Agreement"), dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, NA, as Transferor and Servicer ("First USA"), First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"). First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1996-C Certificateholders and the performance of the CC Master Credit Card Trust II (the Trust") during the previous month. The information which is required to be prepared with respect to the June 15, 1999, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performance of the Trust during the May, 1999, Monthly Period (referred to herein as the Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-C Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to
    the Class A Certificateholders, per
    $1,000 original certificate principal amount.

    (1)  The total amount of the distribution to
    Class A Certificateholders, per $1,000
    original certificate principal amount                       $     4.0620139

    (2)  The amount of the distribution set forth
    in paragraph 1 above in respect of interest on
    the Class A Certificates, per $1,000 original
    certificate principal amount                                $     4.0620139

    (3)  The amount of the distribution set forth in
    paragraph 1 above in respect of principal of the
    Class A Certificates, per $1,000 original
    certificate principal amount                                $     0.0000000
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B)  Class A Investor Charge Offs and
    Reimbursement of Charge Offs

    (1)  The amount of Class A Investor
    Charge Offs                                                 $     0.0000000

    (2)  The amount of Class A Investor Charge
    Offs set forth in paragraph 1 above, per
    $1,000 original certificate principal amount                $     0.0000000

    (3)  The total amount reimbursed in respect
    of Class A Investor Charge Offs                             $     0.0000000

    (4)  The amount set forth in paragraph 3 above,
    per $1,000 original certificate principal amount            $     0.0000000

    (5)  The amount, if any, by which the outstanding
    principal balance of the Class A  Certificates
    exceeds the Class A Invested  Amount after giving
    effect to all transactions on such Distribution Date        $     0.0000000

C)  Information Regarding Distributions to the Class B
    Certificateholders, per $1,000 original certificate principal amount.

    (1)  The total amount of the distribution to Class B
    Certificatedholders, per $1,000 original certificate
    principal amount                                            $     4.2513196

    (2)  The amount of the distribution set forth in
    paragraph 1 above in respect of interest on the
    Class B Certificates, per $1,000 original cerificate
    principal amount                                            $     4.2513196

    (3)  The amount of the distribution set forth in
    paragraph 1 above in respect of principal on the
    Class B Certificates, per $1,000 original cerificate
    principal amount                                            $     0.0000000
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05/99                                                                     Page 3

D)  Class B Investor Charge Offs and
    Reimbursement of Charge Offs

    (1)  The amount of Class B Investor
    Charge Offs                                                 $     0.0000000

    (2)  The amount of Class B Investor Charge
    Offs set forth in paragraph 1 above, per
    $1,000 original certificate principal amount                $     0.0000000

    (3)  The total amount reimbursed in respect
    of Class B Investor Charge Offs                             $     0.0000000

    (4)  The amount set forth in paragraph 3 above,
    per $1,000 original certificate principal amount            $     0.0000000

    (5)  The amount, if any, by which the outstanding
    principal balance of the Class B Certificates
    exceeds the Class B Invested Amount after giving
    effect to all transactions on such Distribution Date        $     0.0000000


                              First USA Bank, NA,
                              as Servicer


                              By /s/TRACIE KLEIN
                                ----------------
                                    Tracie H. Klein
                                    First Vice President